产 品 订 购 单

供应商名称：三明华健生物工程有限公司 陈勇生

订购日期：2006 年 10 月 9 日

编号	品 名	规格	数 量(吨)	单 价(元/吨)	总 价（元）
1	有机肥	颗粒状	37.60	1180.00	44,368.00
2	有机肥	粉末状	62.80	940.00	59,032.00
总金额：人民币壹拾万叁仟肆佰元整					¥103,400.00

备注：

一、其他条款参见年度销售合同。本订单属于年度销售合同附件，具有同等法律效力，自订单签订当日起合同生效。

二、传真件有效。

三、发货时间：经双方协商，自下单之日起至 2006 年 10 月 25 日一次或分批发货交至本公司。

购货单位名称：三明市旺农农资有限公司

法定代表人签字（盖章）：

地址：三元区新市南路1号

电话：0598-8312906

开户行：农行三元支行

账号：13830101040009039